UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06120

Exact name of registrant as specified in charter:	Aberdeen Israel Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders. –

Aberdeen Israel Fund, Inc.

Annual Report

December 31, 2013

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Letter to Shareholders (unaudited)

December 31, 2013

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Israel Fund, Inc. (the “Fund”) for the twelve-month period ended December 31, 2013. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Israeli companies.

Total Return Performance

For the year ended December 31, 2013, the total return to shareholders of the Fund net of fees, based on the net asset value (“NAV”) of the Fund, was 27.4%, assuming reinvestment of dividends and distributions, versus a return of 23.8% for the Fund’s benchmark, the Tel Aviv-100 Index (“TA-100 Index”). The Fund’s total return for the year ended December 31, 2013 is based on the reported NAV at period end.

Share Price and NAV

For the year ended December 31, 2013, based on market price, the Fund’s total return was 30.6%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 28.7% over the twelve months, from $13.10 on December 31, 2012 to $16.86 on December 31, 2013. The Fund’s share price on December 31, 2013 represented a discount of 13.3% to the NAV per share of $19.44 on that date, compared with a discount of 15.4% to the NAV per share of $15.49 on December 31, 2012.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended December 31, 2013, the Fund repurchased and retired 82,515 shares. During the fiscal year ended December 31, 2012, the Fund repurchased and retired 5,501 shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenisl.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

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Please contact Aberdeen Asset Management Inc. by:

•   calling toll free at 1-866-839-5205 in the United States;

•   emailing InvestorRelations@aberdeen-asset.com;

•   visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home;

•   visiting www.aberdeenisl.com.

Yours sincerely,

Christian Pittard
President

All amounts are in U.S. Dollars unless otherwise stated.

Aberdeen Israel Fund, Inc.	1

Report of the Investment Adviser (unaudited)

December 31, 2013

Market/Economic Review

Despite persistent uncertainty in global markets over the U.S. Federal Reserve’s (Fed) quantitative easing program, Israeli equities rose over the year ended December 31, 2013, with gains most notable in the latter half of the period. The start of operations of the country’s first offshore gas deposit at Tamar and the prospect of greater energy efficiency lifted market sentiment in early 2013. Later, investors were cheered by the re-election of Prime Minister Benjamin Netanyahu and parliament’s approval of a two-year austerity budget, which sought to trim spending. Meanwhile, inflows into government securities and the nascent natural gas sector helped push the Israeli Shekel higher versus the U.S. Dollar. After months of ambiguity, global markets also responded positively to the Fed’s long-awaited decision in December to pare its asset purchases beginning in January 2014. On the economic front, Israel’s gross domestic product growth was estimated at 3.3% for the 2013 calendar year, dipping from 3.4% in 2012, as exports and investments stagnated. The central bank cut its key interest rate early in the year to help stem the Shekel’s sharp appreciation, as well as bolster consumption, but thereafter held the rate unchanged at 1%.

Fund Performance Review

The Fund’s performance relative to its benchmark, the TA-100 Index, benefited from positive stock selection, which outweighed negative asset allocation during the reporting period.

At the stock level, the Fund’s holdings in Frutarom Industries Limited, Rami Levi Chain Stores Hashikma Marketing 2006 Limited and Ituran Location and Control Limited were the top contributors to the relative return. Flavors and fragrances manufacturer Frutarom’s share price rallied as the company made good progress in cost savings on the back of production streamlining. Towards the end of 2013, significant acquisitions in the U.S., Russia and Central America further bolstered investors’ confidence towards the stock. Discount supermarket chain Rami Levi continued to report good quarterly results despite more intense competition. Meanwhile, Ituran, which sells global positioning systems for motor vehicles, reported an expansion in its subscriber base to a record level as of September 30, 2013, led by its Brazilian business.

Conversely, the Fund’s holdings in Israel Chemicals Limited, Bank Hapoalim Limited and Bank Leumi Le-Israel detracted from performance. Israel Chemicals’ stock price fell in tandem with the materials sector as the breakup of the trading agreement between Russia and Belarus, which control a significant portion of global exports, impacted pricing discipline. The threat of higher contributions to the government further weakened market sentiment. Shares of Bank Hapoalim and Bank Leumi both rallied on faster asset growth, which detracted from Fund performance because of the underweight positions relative to the benchmark TA-100 Index in both stocks. The absence of a position in Delek Group, as well as its subsidiaries Avner and Delek Drilling, also hurt Fund performance as investors sought exposure to the growing offshore energy sector.

The value of the venture capital holdings in the portfolio decreased 2.05% during the fiscal year ended December 31, 2013. ABS GE Capital Giza Fund saw the biggest decrease in value (-29%), closely followed by Neurone Ventures II (-22%), which was hit by an 81.4% decrease in the valuation of Keenhigh, a Chinese original design manufacturer of tablets, digital picture frames and MP3/MP4/PMP devices, which has had inventory issues with its ‘Nabi’ tablet, as well as the company being too highly leveraged. Concord Ventures II paid its final distribution in April 2013 and completed its windup in the second quarter of 2013. The best performing underlying holding was Delta Fund I which increased in value by 34% over the 12 month period. This was due primarily to a 66.8% increase in valuation of Borderfree, which provides and manages logistics and services for U.S. brands who are looking to sell their goods and services internationally, and which was a star performer for the Delta portfolio.

In December 2012, the SVE Star Ventures IX portfolio was sold in a secondary sale following the end of the fund’s term. During the secondary sale process, the Fund’s pro rata shareholdings in Vidyo (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution in kind. They are currently held in the Fund as a separate active investment. The remaining value in the SVE Star Ventures IX portfolio is in the form of two escrows, from the respective 2012 sales of Aeroscout and Broadlight, which decreased in value over the period.

Underlying venture capital holdings distributed $395,712 during the 12 month period to December 31, 2013, with 61% of these proceeds being received by ISL in the first 6 months of the period. The largest distributions over the year were from the SVE Star Ventures IX portfolio ($159,082), from the sale of the whole portfolio in the secondary market, completed at the end of 2012; Walden Israel Ventures III ($91,801), from the sale of all its remaining assets, with the exception of EPOS; and Giza GE Venture Fund III ($52,019), from the sale of shares in six of the fund’s publicly-traded holdings. One capital call was issued over the year from Neurone Ventures II of $18,750, $7,500 of which was for a follow-on investment in Panorama, a business intelligence solutions provider, and $11,250 of which was for fees. The fund is now fully drawn. On December 19th, 2013, Neurone II announced that a second extension had been approved by way of majority consent; the term of the fund has now been extended to December 31st, 2015.

Outlook

Uncertainty that had clouded the market has receded somewhat, after the Fed decided to start trimming its bond purchases in January.

2	Aberdeen Israel Fund, Inc.

Report of the Investment Adviser (unaudited) (concluded)

December 31, 2013

Nonetheless, we believe that the year ahead may prove testing. Any misstep in the unwinding of the Fed’s monetary stimulus could lead to renewed stress in global markets, in our view. On the domestic front, economic growth is moderating, although we are encouraged by a U.S. recovery as this bodes well for exports. We think that maiden natural gas production from the Tamar offshore field should also help boost revenues. Benign inflation, too, should afford the central bank enough room to keep rates low; however, should this change, we believe that the thorny issue of tackling a stronger Shekel is likely to return to the fore. On the corporate front, Israeli companies are more profitable and have lower debt compared to their peers elsewhere. The best among them thrive in spite of the volatile political backdrop. Therefore, while uncertainties lie ahead, we believe that opportunities can be found by prudent stock-pickers over the longer run. Although the remaining venture capital holdings in the ISL portfolio are valued below cost at 0.75 times invested capital on a net basis, over the course of the past 12 months we have been pleased to see an increase in realisation activities as managers seek to liquidate and wind up these older vintage funds. Throughout the period, one fund was fully exited and four funds are in liquidation phases with the expectation of wind up occurring sometime in 2014. Additionally, in the fourth quarter of 2013, Giza GE Venture Fund III announced that the partnership would commence its liquidation process on January 1st, 2014. We will continue to monitor managers to ensure that they are actively seeking exits for their portfolio holdings while also attempting to maximise the value of the remaining underlying holdings that continue to show promise.

Aberdeen Asset Managers Limited

Dividend Reinvestment and Direct Cash Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This may be a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Aberdeen Israel Fund, Inc.	3

Portfolio Summary (unaudited)

December 31, 2013

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of December 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard sectors, are comprised of several industry groups.

Top 10 Holdings (unaudited)

December 31, 2013

	Holding	Sector	Percent of Net Assets
1.	Check Point Software Technologies Limited	Software	11.0%
2.	Perrigo Co.	Pharmaceuticals	9.4%
3.	Teva Pharmaceutical Industries Limited, ADR	Pharmaceuticals	9.1%
4.	Osem Investments Limited	Food Products	6.8%
5.	Frutarom Industries Limited	Chemicals	6.7%
6.	Israel Chemicals Limited	Chemicals	6.1%
7.	Mizrahi Tefahot Bank Limited	Commercial Banks	5.0%
8.	Azrieli Group	Real Estate Management & Development	4.5%
9.	Rami Levi Chain Stores Hashikma Marketing 2006 Limited	Food & Staples Retailing	4.4%
10.	Bezeq Israeli Telecommunication Corp. Limited	Diversified Telecommunication Services	4.4%

4	Aberdeen Israel Fund, Inc.

Total Investment Returns (unaudited)

December 31, 2013

The following table summarizes Fund performance compared to the TA-100 Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2013.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	27.39%	3.81%	19.94%	9.63%
Market Value	30.64%	3.04%	19.26%	9.91%
TA-100 Index	23.75%	0.22%	18.43%	11.09%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each annual period. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The gross expense ratio is 1.76%. The net expense ratio after fee waivers and/or expense reimbursements is 1.55%.

Aberdeen Israel Fund, Inc.	5

Portfolio of Investments

December 31, 2013

No. of Shares		Description	Value
LONG-TERM EQUITY SECURITIES—99.7%
ISRAEL—99.6%
AEROSPACE & DEFENSE—4.1%
54,735		Elbit Systems Limited(a)	$ 3,307,419
CHEMICALS—14.1%
258,000		Frutarom Industries Limited(a)	5,427,881
599,500		Israel Chemicals Limited(a)	5,000,522
1,955		The Israel Corp. Limited(a)(b)	1,029,479
			11,457,882
COMMERCIAL BANKS—16.6%
584,000		Bank Hapoalim Limited(a)	3,272,207
796,000		Bank Leumi Le-Israel(a)(b)	3,250,549
176,000		First International Bank of Israel Limited	2,913,226
310,900		Mizrahi Tefahot Bank Limited(a)	4,069,418
			13,505,400
COMMUNICATIONS EQUIPMENT—4.1%
153,000		Ituran Location & Control Limited(a)	3,337,678
DIVERSIFIED TELECOMMUNICATION SERVICES—4.4%
2,101,000		Bezeq Israeli Telecommunication Corp. Limited(a)	3,563,003
FOOD & STAPLES RETAILING—7.8%
66,000		Rami Levi Chain Stores Hashikma Marketing 2006 Limited(a)	3,612,040
703,143		Shufersal Limited(a)	2,709,033
			6,321,073
FOOD PRODUCTS—6.8%
225,220		Osem Investments Limited(a)	5,499,607
PAPER & FOREST PRODUCTS—0.9%
15,637		Hadera Paper Limited(b)	714,744
PHARMACEUTICALS—18.4%
50,000		Perrigo Co.	7,644,009
183,820		Teva Pharmaceutical Industries Limited, ADR	7,367,506
			15,011,515
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.5%
111,000		Azrieli Group(a)	3,691,366
SOFTWARE—14.5%
138,353		Check Point Software Technologies Limited(b)	8,926,536
71,000		NICE Systems Limited, ADR	2,908,160
			11,834,696
SPECIALTY RETAIL—1.9%
450,253		Golf & Co., Limited	1,517,270
VENTURE CAPITAL—1.5%
1,250,001	(c)	ABS GE Capital Giza Fund, L.P.(a)(b)(d)(e)	51,000
1,674,588	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)	374,321
1,000,000	(c)	Concord Fund I Liquidating Main Trust(a)(b)(d)(e)	51,351

See Notes to Financial Statements.

6	Aberdeen Israel Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2013

No. of Shares		Description	Value
LONG-TERM EQUITY SECURITIES (continued)
ISRAEL (continued)
VENTURE CAPITAL (continued)
250,440	(c)	Delta Fund I, L.P.(a)(b)(d)(e)	$ 195,999
1,250,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(d)(e)	127,837
761,184	(c)	Neurone Ventures II, L.P.(a)(b)(d)(e)	144,846
1,000,000	(c)	Pitango Fund II, LLC(a)(b)(d)(e)	66,690
1,280,969	(c)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(a)(b)(d)(e)	99,378
720,501	(c)	Vidyo, Inc. Trust(a)(b)(d)(e)	90,668
1,375,001	(c)	Walden-Israel Ventures III, L.P.(a)(b)(d)(e)	48,482
			1,250,572
		Total Israel (cost $55,421,405)	81,012,225
GLOBAL—0.1%
VENTURE CAPITAL—0.1%
2,237,292	(c)	Emerging Markets Ventures l, L.P. (cost $785,197)(a)(b)(d)(e)(f)	95,465
		Total Long-Term Equity Securities (cost $56,206,602)	81,107,690
Principal Amount (000’s)
SHORT-TERM INVESTMENT—1.3%
UNITED KINGDOM—1.3%
$1,098		Citibank London, overnight deposit, 0.03%, 01/02/14 (cost $1,098,000)	1,098,000
		Total Investments—101.0% (cost $57,304,602)	82,205,690
		Liabilities in Excess of Cash and Other Assets—(1.0)%	(850,669)
		Net Assets—100.0%	$ 81,355,021

(a)  Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note (2).

(b)  Non-income producing security.

(c)  Represents contributed capital.

(d)  Restricted security, not readily marketable. (See Note 6).

(e)  Illiquid Security.

(f)  As of December 31, 2013, the aggregate amount of open commitments for the Fund is $888,120. (See Note 6).

ADR American Depositary Receipts.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	7

Statement of Assets and Liabilities

As of December 31, 2013

Assets
Investments, at value (Cost $57,304,602)	$ 82,205,690
Cash	380
Israeli tax refunds receivable (Note 2)	410,252
Distribution receivable	143,820
Dividends receivable	19,830
Prepaid expenses	8,382
Total assets	82,788,354

Liabilities
Dividends and distributions (Note 2)	1,077,950
Investment advisory fees payable (Note 3)	179,748
Directors’ fees payable	15,431
Investor relations fees payable (Note 3)	14,435
Shares redeemed payable	6,688
Administration fees payable (Note 3)	4,999
Accrued expenses and other liabilities	134,082
Total liabilities	1,433,333

Net Assets	$ 81,355,021

Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$ 4,185
Paid-in capital	52,407,750
Distributions in excess of net investment income	(165,960)
Accumulated net realized gain on investments and foreign currency related transactions	4,207,892
Net unrealized appreciation on investments and foreign currency translation	24,901,154
Net Assets applicable to shares outstanding	$ 81,355,021
Net asset value per share, based on 4,184,675 shares issued and outstanding	$ 19.44

See Notes to Financial Statements.

8	Aberdeen Israel Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income

Income:
Dividends and other income	$ 2,211,947
Adjustments for prior year reclaims	138,017
Less: Net Foreign taxes withheld	(213,471)
Total investment income	2,136,493

Expenses:
Investment advisory fees (Note 3)	814,147
Directors’ fees and expenses	125,391
Independent auditor’s fees and expenses	67,800
Custodian’s fees and expenses	64,815
Reports to shareholders and proxy solicitation	61,316
Investor relations fees and expenses (Note 3)	55,913
Administration fees (Note 3)	29,998
Transfer agent’s fees and expenses	28,282
Insurance expense	15,079
Legal fees and expenses	13,767
Miscellaneous	11,492
Total expenses	1,288,000
Less: Fee waivers (Note 3)	(155,329)
Net expenses	1,132,671

Net investment income	1,003,822

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions*	786,701
Foreign currency transactions	9,155
Net change in unrealized appreciation of investments and foreign currency translation	15,787,780
Net realized and unrealized gain on investments and foreign currency transactions	16,583,636
Net Increase in Net Assets Resulting from Operations	$ 17,587,458

* Includes realized gain portion of distributions from underlying venture capital investments of $(11,921).

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	9

Statements of Changes in Net Assets

	For the	For the
	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 1,003,822	$ 745,960
Net realized gain on investments and foreign currency related transactions	795,856	1,451,967
Net change in unrealized appreciation on investments and foreign currency translations	15,787,780	3,339,733
Net increase in net assets resulting from operations	17,587,458	5,537,660

Dividends and distributions to shareholders from:
Net investment income	(983,618)	(744,671)
Net realized gain on investments	(94,332)	(1,020,951)
Total dividends and distributions to shareholders	(1,077,950)	(1,765,622)

Capital share transactions:
Repurchase of shares	(1,239,332)	(73,882)
Total increase in net assets resulting from operations	15,270,176	3,698,156

Net Assets
Beginning of year	66,084,845	62,386,689
End of year*	$ 81,355,021	$ 66,084,845

* Includes distributions in excess of net investment income of $(165,960) and $(228,087), respectively.

See Notes to Financial Statements.

10	Aberdeen Israel Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE(a)
Net asset value, beginning of year	$15.49	$14.60	$19.62	$16.44	$8.99
Net investment income	0.24	0.18	0.32	0.33	0.03
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	3.92	1.12	(4.27)	3.15	7.42
Net increase/(decrease) in net assets resulting from operations	4.16	1.30	(3.95)	3.48	7.45
Dividends and distributions to shareholders:
Net investment income	(0.24)	(0.17)	(0.31)	(0.30)	–
Net realized gain	(0.02)	(0.24)	(0.76)	–	–
Total dividends and distributions to shareholders	(0.26)	(0.41)	(1.07)	(0.30)	–
Capital share transactions:
Impact due to open market repurchase policy (Note 7)	0.05	–	–	–	–
Net asset value, end of year	$19.44	$15.49	$14.60	$19.62	$16.44
Market value, end of year	$16.86	$13.10	$12.75	$17.40	$15.14
Total Investment Return Based on:(b)
Market value	30.64%	5.82%	(20.88%)	16.88%	88.78%
Net asset value	27.39%	9.28%	(19.65%)	21.37%	82.87%
Ratio/Supplementary Data
Net assets, end of year (000 omitted)	$81,355	$66,085	$62,387	$83,826	$70,246
Average net assets (000 omitted)	$73,235	$63,372	$77,324	$73,076	$53,545
Ratio of expenses to average net assets, net of fee waivers	1.55%	1.62%	1.60%	1.67%	1.85%
Ratio of expenses to average net assets, excluding fee waivers	1.76%	1.86%	1.83%	1.91%	2.12%
Ratio of net investment income to average net assets	1.37%	1.18%	1.75%	1.94%	0.24%
Portfolio turnover rate	5.44%	11.44%	21.89%	11.59%	49.51%

(a)         Based on average shares outstanding.

(b)        Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	11

Notes to Financial Statements

December 31, 2013

1. Organization

Aberdeen Israel Fund, Inc. (the “Fund”) was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ISL”.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of Israeli companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund is required to value its securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotation is not readily available or is deemed unreliable (for reasons other than because the foreign exchange on which they trade closed prior to the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

The Fund also invests in venture capital private placement securities, which represented 1.7% of the net assets of the Fund as of December 31, 2013. These private placement securities are deemed to be restricted securities. In the absence of readily ascertainable market values these securities are valued at fair value as determined in good faith by, or under the direction of the Board, under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon

12	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable input, including adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 12/31/2013
Long-Term Investments
Commercial Banks	$2,913,226	$10,592,174	$–	$13,505,400
Paper & Forest Products	714,744	–	–	714,744
Pharmaceuticals	15,011,515	–	–	15,011,515
Software	11,834,696	–	–	11,834,696
Specialty Retail	1,517,270	–	–	1,517,270
Venture Capital	–	–	1,346,037	1,346,037
Other	–	37,178,028	–	37,178,028
Short-Term Investments	–	1,098,000	–	1,098,000
Total	$31,991,451	$48,868,202	$1,346,037	$82,205,690

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. For some securities, the pricing service is unable to provide a valuation factor, the utilization of these procedures results in transfers between Level 1 and Level 2. For the year ended December 31, 2013, the securities issued by First International Bank of Israel Limited and Golf & Co., Limited in the amount of $2,913,226 and $1,517,270 respectively, transferred from Level 2 to Level 1 because there was not a valuation factor applied at December 31, 2013. For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

The significant unobservable inputs used in the fair value measurement of the Fund’s venture capital holdings are audited financial statements, interim financial statements, capital calls, and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 12/31/13	Valuation Technique	Unobservable Inputs	Range
Venture Capital	$1,346,037	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$18,750 – ($91,801)

Aberdeen Israel Fund, Inc.	13

Notes to Financial Statements (continued)

December 31, 2013

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2012	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Capital Contributed	Distributions/ Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2013
Venture Capital	$1,712,255	$–	$(1,151,047)	$1,088,942	$18,750	$(322,863)	$–	$–	$1,346,037
Total	$1,712,255	$–	$(1,151,047)	$1,088,942	$18,750	$(322,863)	$–	$–	$1,346,037

Change in unrealized appreciation/(depreciation) relating to Level 3 investments still held at December 31, 2013 is $(22,616).

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translations:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)             market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(II)          purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, dividend redesignations and partnerships.

(f) Federal Income Taxes and Foreign Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net

14	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange (“TASE”). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax, provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that supports the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the year ended December 31, 2013, the Fund did not incur any Israeli capital gains taxes.

Dividends derived from listed or approved Israeli securities are subject to a 20% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld. As of December 31, 2013, the Fund has filed the necessary returns with the Israel tax authority to reclaim a portion of the withholding taxes as previously paid in the amount $410,252, as noted in the Statement of Assets and Liabilities.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four years up to the year ended December 31, 2013 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates and Other Service Providers

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.25% on amounts from $50-$100 million, 1.20% on amounts from $100-$150 million, 1.15% on amounts from $150-$200 million and 1.05% on amounts above $200 million. Effective March 6, 2013, AAML has agreed to contractually waive a portion of its advisory fee. Prior to March 6, 2013, AAML voluntarily waived an equal portion of its advisory fee. For the year ended December 31, 2013, AAML earned $814,147 for advisory services, of which AAML waived $155,329.

(b) Fund Administration:

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

The Fund pays its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the year ended December 31, 2013, BBH & Co. earned $29,998 from the Fund for administrative and fund accounting services.

Please see Note 11, “Subsequent Events” for more information.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended December 31, 2013, the Fund incurred fees of approximately $55,503 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Aberdeen Israel Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2013

(d) Director Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended December 31, 2013, 2,821 shares were purchased pursuant to the Directors compensation plan. As of December 31, 2013, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the year ended December 31, 2013, Fund purchases and sales of securities, other than short-term investments, were $4,380,627 and $3,930,271, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. During the fiscal year ended December 31, 2013, the fund repurchased 82,515 shares pursuant to its Share Repurchase Program. As of December 31, 2013 there were 4,184,675 common shares issued and outstanding.

6. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 12/31/13	Percent of Net Assets	Distributions Received	Open Commitments
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$985,303	$51,000	0.06	$1,660,765	$–
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	1,046,492	374,321	0.46	211,330	625,412
Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	562,090	51,351	0.07	693,246	–
Delta Fund I, L.P.	11/15/00 – 03/28/07	113,567	195,999	0.24	197,461	–
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	785,197	95,465	0.12	2,551,099	262,708
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	790,786	127,837	0.16	372,474	–
Neurone Ventures II, L.P.	11/24/00 – 02/14/12	218,028	144,846	0.18	401,834	–
Pitango Fund II, LLC	10/31/96 – 08/01/01	371,350	66,690	0.08	1,215,237	–
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/08/08	764,437	99,378	0.12	875,530	–
Vidyo, Inc. Trust	11/22/13	429,970	90,668	0.11	–	–
Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	692,689	48,482	0.06	1,310,185	–
Total		$6,759,909	$1,346,037	1.66	$9,489,161	$888,120

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended December 31, 2013, the Fund repurchased 82,515 shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory

16	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Risks Associated with Israeli Markets:

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of venture capital funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the venture capital funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2013 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$54,957,080	$36,121,404	$(8,872,794)	$27,248,610

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	December 31, 2013	December 31, 2012
Distributions paid from:
Ordinary income	$937,659	$744,671
Long-term capital gains	140,291	1,020,951
Total tax character of distributions	$1,077,950	$1,756,622

At December 31, 2013, the components of accumulated earnings on a tax basis, for the Fund were as follows:

Undistributed long-term capital gains	1,694,410
Other book/tax differences	2,347,522
Unrealized appreciation	24,901,154
Total accumulated earnings	$28,943,086

Aberdeen Israel Fund, Inc.	17

Notes to Financial Statements (concluded)

December 31, 2013

During the year ended December 31, 2013, the Fund did not have any and, therefore, did not utilize any capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended December 31, 2013, $41,923 has been reclassified to undistributed net investment income from accumulated net realized gain on investments and foreign currency related transactions as a result of permanent differences primarily attributable to return of capital distributions, partnership investments, foreign currencies, and dividend redesignations. These reclassifications have no effect on net assets or net asset values per share.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2013.

On December 10, 2013, the Board of Directors approved a transition of services from BBH & Co., the Fund’s administrator and custodian, to AAMI and State Street Bank and Trust Company (“State Street”). AAMI was approved as the Fund’s administrator pursuant to an Administration Agreement between the Fund and AAMI, under which the Fund will pay AAMI 0.08% of the Fund’s average net monthly assets, computed monthly. State Street will serve as the Fund’s sub-administrator pursuant to a Sub-Administration Agreement between AAMI and State Street, under which AAMI will pay State Street a sub-administration fee. The Board approved State Street as the Fund’s custodian, to serve pursuant to a Custodian Agreement between the Fund and State Street. Management anticipates that the transition of services from BBH & Co. to AAMI and State Street will be complete as of April 1, 2014.

18	Aberdeen Israel Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Aberdeen Israel Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Israel Fund, Inc. (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and venture capital issuers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 27, 2014

Aberdeen Israel Fund, Inc.	19

Tax Information (unaudited)

The following information is provided with respect to the distributions paid by The Israel Fund, Inc. during the fiscal year ended December 31, 2013:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Net Ordinary Dividends	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
01/17/14	0.25757	0.02254	0.23503	0.10333	0.33836	0.33836	99.15%

(1)

The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

20	Aberdeen Israel Fund, Inc.

Supplemental Information

Board Approval of Investment Advisory Agreement

Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Israel Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser”), require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its in-person meeting on December 10, 2013, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Board in connection with their consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Boards reviewed, among other things, the Advisers’ investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and

Aberdeen Israel Fund, Inc.	21

Supplemental Information (continued)

organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance, including that the Fund’s annualized net total return was above the median of the peers in the Fund’s Morningstar Group for the one- and three-year periods ended September 30, 2013, at the median for the five-year period ended September 30, 2013, and below the median for the ten- year period ended September 30, 2013. The Board also noted that, although the Fund’s quarterly annualized net total returns slightly underperformed the benchmark, the Fund’s annualized net total returns for the one-, three- and five- year periods ended September 30, 2013 were above those of the Fund’s benchmark, the Tel Aviv-100 Index, but were below the total return of the Fund’s benchmark for the 10-year period.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (the “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAMAL. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI, which indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended June 30, 2013, and which reflects both the advisory fee and the current administration fee) was below the median expense ratio of its Peer Group; and, the Fund’s annualized net total expense ratio based on average net assets for the six months ended June 30, 2013 was above the median of the Peer Group.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•                  the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                  whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•                  the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

22	Aberdeen Israel Fund, Inc.

Supplemental Information (concluded)

•                  so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Agreement for an additional one-year period.

Aberdeen Israel Fund, Inc.	23

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information
as of December 31, 2013

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors
Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2015 annual meeting	Mr. Arzac is a Professor of Finance and Economics at Columbia University (education). He has served in this position since 1971.	5

Director of The Adams Express Company since 1983; Director of Petroleum and Resources Corporation, since 1987; Director of Mirae Asset Management since 2010; Director of Credit Suisse Funds since 1990.

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating Committee Member and Cost Review Committee Chairman	Since 2005; current term ends at the 2014 annual meeting	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) since October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006; and Director of Credit Suisse High Yield Bond Fund since 2006.

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Nominating Committee Member	Since 2006; current term ends at the 2016 annual meeting	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972. He has also been a Lecturer at Yale Law School (education) since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011.

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 1992; current term ends at the 2014 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

*                 Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

24	Aberdeen Israel Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Officers
Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	President	Since July 2009

Currently, Group Head of Product Development of Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of AAMI

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Vice President and Head of Compliance – Americas for AAMI Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since November 2009

Currently, Vice President and Head of Fund Administration US for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009

Currently, Head of Product Management for AAMI (since 2009.) Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of AAMI and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.

Aberdeen Israel Fund, Inc.	25

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010. She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011

Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo. Nick joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Mr. Robinson relocated to São Paulo in 2009.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007.
Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager for AAMI. She joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, she was an Accounting Analyst at Delaware Investments.

26	Aberdeen Israel Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

*                   As of December 2013, Messrs. Pittard, Cotton, Goodson, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

**              Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

+                Officers hold their position with the Fund until a successor has been duly elected and qualified. Officers are elected annually by the Board.

Aberdeen Israel Fund, Inc.	27

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Corporate Information (unaudited)

Directors	Shareholder Servicing Agent
Enrique R. Arzac, Chairman	Computershare Trust Company, N.A.
James J. Cattano	P.O. Box 30170
Lawrence J. Fox	College Station, TX 77842-3170
Steven N. Rappaport
Independent Registered Public Accounting Firm
Officers	PricewaterhouseCoopers LLP
Christian Pittard, President	300 Madison Avenue
Jeffrey Cotton, Vice President and Chief Compliance Officer	New York, NY 10017
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary	Legal Counsel
Alan Goodson, Vice President	Willkie Farr & Gallagher LLP
Joanne Irvine, Vice President	787 Seventh Avenue
Devan Kaloo, Vice President	New York, NY 10019
Jennifer Nichols, Vice President
Nick Robinson, Vice President	Investor Relations
Lucia Sitar, Vice President	Aberdeen Asset Management Inc.
Hugh Young, Vice President	1735 Market Street, 32nd Floor
Sharon Ferrari, Assistant Treasurer	Philadelphia, PA 19103
Heather Hasson, Assistant Secretary	1-866-839-5205
InvestorRelations@aberdeen-asset.com
Investment Adviser
Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator & Custodian
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110-1548

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Israel Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “ISL”. Information about the Fund’s net asset value and market price is available at www.aberdeenisl.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Israel Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

Item 2. Code of Ethics.

As of December 31, 2013, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of the Board’s Audit and Valuation Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Enrique R. Arzac and Steven N. Rappaport.  Mr. Arzac and Mr. Rappaport are both considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)         through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit Related Fees	(c) [1] Tax Fees	(d)[2] All Other Fees
December 31, 2013	$41,800	$0	$7,000	$19,000
December 31, 2012	$41,800	$0	$7,000	$19,000

1                  Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

2                  Services include local government review and repatriation processes.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         The  Registrant’s audit committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Registrant’s Investment Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Investment Adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended December 31, 2013 was $855,457.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, the Investment Adviser and any Covered Service Providers for the fiscal year ended December 31, 2012 was $2,260,410.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –           Audit Committee of Listed Registrants.

(a)                        The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2013, the audit committee members were:

Enrique R. Arzac

James J. Cattano

Steven N. Rappaport

(b)                     Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 6, 2014.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Head of Global Emerging Markets	Responsible for global emerging market equity portfolio management

Joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Previously, worked for Martin Currie on the North American desk before transferring to the global asset allocation team and then Asian portfolios.

Joanne Irvine Head of Emerging Markets ex Asia	Responsible for emerging market equity portfolio management

Joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London.

Mark Gordon-James Senior Investment Manager	Responsible for global emerging market equity portfolio management	Joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team. Mark graduated with a BSc in Geography and Economics from the London School of Economics.
Susan McDonald Investment Manager	Responsible for global emerging market equity portfolio management	Joined Aberdeen in 2007 upon graduation. Susan graduated from the University of Aberdeen with an MA (Hons) in Accountancy and Hispanic Studies and is a CFA Charterholder.
Stephen Parr Senior Investment Manager	Responsible for emerging market equity portfolio management

Joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Previously, Stephen worked for Energis Communications as Head of Strategy. Prior to that, Stephen worked for Ernst & Young Management Consultants as a Managing Consultant and prior to that for Energis Communications, Northern Telecom, and CASE Communications in strategic planning and marketing management.

(a)(2)  The information in the table below is as of December 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)

Devan Kaloo	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54
Joanna Irvine	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Mark Gordon-James	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Susan McDonald	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Stephen Parr	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Total assets are as of December 31, 2013 and have been translated to U.S. dollars at a rate of £1.00 = $1.66.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2013
Devan Kaloo	None
Joanna Irvine	None
Mark Gordon-James	None
Susan McDonald	None
Stephen Parr	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2013	5,000	$13.581	10,501	416,768

through January 31, 2013
February 1, 2013 through February 28, 2013	12,329	$14.038	22,830	404,439
March 1, 2013 through March 31, 2013	8,600	$14.256	31,430	395,839
April 1, 2013 through April 30, 2013	5,646	$14.303	37,076	390,193
May 1, 2013 through May 31, 2013	8,490	$14.5756	45,566	381,703
June 1, 2013 through June 30, 2013	2,000	$14.798	47,566	379,703
July 1, 2013 through July 31, 2013	6,200	$15.13	53,766	373,503
August 1, 2013 through August 31, 2013	7,681	$15.25	61,447	365,822
September 1, 2013 through September 30, 2013	2,500	$14.83	63,947	363,322
October 1, 2013 through October 31, 2013	5,844	$15.94	69,791	357,478
November 1, 2013 through November 30, 2013	10,575	$16.21	80,366	346,903
December 1, 2013 through December 31, 2013	7,650	$16.61	88,016	339,253

Total	82,515	$15.02	88,016	-

1  The plan was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date.  The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         It is the conclusion of the Registrant's principal executive officer and principal financial officer that the effectiveness of the Registrant's current disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(c)) (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the

Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)         There have been no changes in the Registrant's internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Adviser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Israel Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date:	March 6, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Israel Fund, Inc.

Date:	March 6, 2014

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(d) – Registrant’s Proxy Voting Policies

12(e) –Investment Adviser’s Proxy Voting Policies